THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, OR OTHERWISE TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


                         CAPITOL COMMUNITIES CORPORATION
                                       and
                      CAPITOL DEVELOPMENT OF ARKANSAS, INC.

                                8.0% SENIOR NOTE


$3,000,000.00                                                 Maumelle, Arkansas
                                                              September 11, 2003

         FOR VALUE RECEIVED, Capitol Communities Corporation, a Nevada corporation ("Communities"), with an address of 900 North Federal Highway, Suite 410, Boca Raton, FL 33432, and Capitol Development of Arkansas, Inc., an Arkansas corporation ("Development" and together with Communities, the "Borrower"), with an address of Post Office Box 13256, 10605-D Maumelle Boulevard, Maumelle, Arkansas 72113, as makers, hereby jointly and severally unconditionally promise to pay to the order of Noble International Investments, Inc. as Agent for Purchasers, as payee ("Lender"), the principal sum of Three Million Dollars ($3,000,000.00), with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below) in accordance with the terms of this Note. This Note is issued pursuant to and is entitled to the benefits of a Note Purchase Agreement dated the date hereof by and among the Borrower, certain investors (collectively, the "Purchasers") identified therein (including the Lender), and Noble International Investments, Inc., as collateral agent for the Purchasers (in such capacity, the "Agent"). All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Note Purchase Agreement.

         1. PAYMENT TERMS. Borrower agrees to pay the sums due under this Note as follows:

         (a) payments of interest only in arrears commencing on October 1, 2003 and continuing on the first day of each month thereafter until the principal hereof shall have become due and payable (each, a "Payment Date"); and


THE INDEBTEDNESS EVIDENCED HEREBY MAY IN THE FUTURE BE SUBORDINATED TO OTHER INDEBTEDNESS OF THE BORROWER PURSUANT TO A SUBORDINATION AGREEMENT, THE TERMS OF WHICH WILL BE DETERMINED BY AGENT.

         (b) the entire outstanding balance of the principal sum and all unpaid interest thereon shall be due and payable on September 11, 2006 (the "Maturity Date").

All payments shall be applied first to late charges, if applicable, then to premium, if any, then to accrued interest and any balance to principal. All payments of principal of, interest on and any premium with respect to this Note are to be made not later than 2:00 P.M. (Eastern Time) on the date due in lawful money of the United States of America to the holder by wire transfer to an account or accounts designated in writing by each holder to Borrower or such other place as may be designated in writing by each holder to Borrower, in immediately available funds. Whenever any payment to be made hereunder shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Florida, such payment may be made on the next succeeding business day and such extension of time shall be included in computing interest, if any, in connection with such payment.

         2. INTEREST. The interest rate on this Note is eight percent (8%) per annum (the "Applicable Interest Rate"). Interest on the principal sum of this Note shall be calculated on the basis of a 365 day year.

         3. EVENTS OF DEFAULT. An "Event of Default" shall exist if any of the following events shall occur and be continuing:

         (a) Borrower shall fail to pay when due any principal of, interest on, or premium on this Note, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise which default shall continue unremedied for ten (10) days after the earlier to occur of (i) the discovery of such default by an Obligated Party or (ii) written notice from Agent; or

         (b) An Event of Default under the Note Purchase Agreement (as such term is defined therein).

         4.       REMEDIES

         (a) Acceleration. If an Event of Default shall have occurred and be continuing, then, at the option of Lender, (i) the whole of the principal sum of this Note, (ii) interest, default interest, premium, late charges and other sums, as provided in this Note, the Note Purchase Agreement or the Note Purchase Documents, (iii) all other monies agreed or provided to be paid by Borrower in this Note, the Note Purchase Agreement or the Note Purchase Documents, (iv) all sums advanced pursuant to the Security Documents to protect and preserve the Collateral and the lien and the security interest created thereby, and (v) all sums advanced and costs and expenses incurred by Lender or Agent in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender or Agent (all the sums referred to in (i) through (v) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable.

         (b) Other Remedies. If any Event of Default has occurred and is continuing and any required notice has been given, and irrespective of whether this Note has become or has been declared immediately due and payable under
Section 4(a), Lender or Agent may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Note Purchase Agreement or the Note Purchase Documents, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         5. DEFAULT INTEREST. Borrower agrees that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a per annum rate equal to the lesser of (a) two percent (2%) plus the Applicable Interest Rate and (b) the maximum interest rate which Borrower may by law pay (the "Default Rate"). The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Documents. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

         6.       LATE CHARGE. If any monthly installment payable under this
Note is not paid on or prior to the applicable Payment Date, Borrower shall pay to Lender upon demand an amount equal to the lesser of two percent (2%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and this amount shall be secured by the Security Documents. Notwithstanding, borrower shall have 15 days from the payment date before such payment becomes late and a payment penalty is due.

         7. PREPAYMENT. Borrower may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Note, provided, however, in addition to the principal amount and accrued but unpaid interest thereon to be prepaid, a premium of 2% and 1% of the principal amount so pre-paid shall be due and payable if such prepayment is made on or before the first or second anniversary hereof, respectively; provided further, however, any partial prepayments shall be in amounts equal to or greater than $1,000,000.00. Borrower will give the Purchasers written notice of each optional prepayment under this Section not less than 5 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Note to be prepaid on such date, the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and the premium, if any.

         8. SECURITY. This Note is secured by that certain Mortgage, Security Agreement, Assignment of Rents and Fixture Filing executed by Development (the "Mortgage") and that certain Security Agreement executed by Communities (the "Security Agreement" and together with the Mortgage, the

Security Documents"), each dated the date hereof to (or for the benefit of) Lender covering certain real and personal property owned by Borrower, as more particularly described therein (collectively, the "Collateral"). Any disposition of the Collateral by or on behalf of Lender shall be made in accordance with the provisions of the Security Documents.

         9. LOAN CHARGES. This Note and the Security Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note and the Security Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of this Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         10. WAIVERS. Borrower and all others who may become liable for the payment of all or any part of the Debt does not severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment in the Note Purchase Agreement or the Note Purchase Documents, such notification shall be made in writing pursuant to Section 17 and shall provide the Borrower with 15 business days to cure said default. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or the Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note or the Security Documents. If Borrower is a partnership, corporation or limited liability company, the agreements contained herein shall remain in full force and effect, notwithstanding any changes in the individuals or entities comprising Borrower, and the term "Borrower," as used herein, shall include any alternate or successor entity, but any predecessor entity, and its partners or members, as the case may be, shall not thereby be released from any liability.

         11. WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         12. AUTHORITY. Each Borrower (and the undersigned representative of each Borrower) represents that such Borrower has full power, authority and legal right to execute and deliver this Note and that this Note constitutes a valid and binding obligation of such Borrower.

         13. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS WHICH WOULD CAUSE THE APPLICATIONS OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

         14. MODIFICATION. This Note may not be modified, amended or discharged or any term or provision hereof waived, except in writing signed by the party against whom such modification, amendment, discharge or waiver is sought to be enforced. All the terms of this Note, whether so expressed or not, shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective permitted successors and assigns.

         15. CONFLICTS. In the case of any conflict between the terms of this Note and the terms of the Note Purchase Agreement, the terms of the Note Purchase Agreement shall control unless otherwise expressly stated herein or therein.

         16. CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA.

         (a) EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF FLORIDA, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, INCLUDING, WITHOUT LIMITATION, ANY PROCEEDING RELATING TO ANCILLARY MEASURES IN AID OF ARBITRATION, PROVISIONAL REMEDIES AND INTERIM RELIEF, OR ANY PROCEEDING TO ENFORCE ANY ARBITRAL DECISION OR AWARD.

         (b) EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS OF THE STATE OF FLORIDA AND THE UNITED STATES DISTRICT COURT FOR

THE SOUTHERN DISTRICT OF FLORIDA AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION 16 OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

         (c) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 17.

         17. NOTICES. All notices, requests, consents, demands, and other communications hereunder shall be in writing shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand; (ii) sent by recognized overnight courier; (iii) made by telecopy or facsimile transmission; or (iv) sent by registered or certified mail, return receipt requested, postage prepaid to the addresses set forth in the Note Purchase Agreement and/or to such other person(s) and address(es) as either party shall have specified in writing to the other. Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed;
(ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first Business Day following the day the same is deposited with a commercial carrier if sent by commercial overnight delivery service; or (iv) five days after being sent by registered or certified mail, return receipt requested, postage prepaid. Each party, by notice duly given, in accordance therewith, may specify a different address for the giving of any notice hereunder.

         18. INCORPORATION BY REFERENCE. All of the terms, covenants and conditions contained in the Note Purchase Agreement and the Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

         19.      MISCELLANEOUS.

         (a) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and disbursements of Lender and Agent, whether with respect to retained firms, reasonable allocations for the expenses of in-house staff, or otherwise. Borrower shall pay to Lender and Agent on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Lender and Agent in enforcing this Note, whether or not any legal proceeding is commenced hereunder, together with interest thereon at the Default Rate from the date paid or incurred by Lender or Agent until such expenses are paid by Borrower.

         (b) If Borrower consists of more than one Person or party, the obligations and liabilities of each Person shall be joint and several.

         (c) Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

         IN WITNESS WHEREOF, Borrowers have duly executed this Note as of the day and year first above written.


                                       BORROWER:

                                       Capitol Communities Corporation, a Nevada corporation


                                       By:
                                           -------------------------------------
                                       Its:

                                       Capital Development of Arkansas, Inc. an
                                       Arkansas corporation


                                       By:
                                           -------------------------------------
                                       Its:


Lender:

Noble International Investments, Inc.
As Agent for Purchasers listed in Note Purchase Agreement
6501 Congress Avenue, Suite 100
Boca Raton, FL 33487


THE INDEBTEDNESS EVIDENCED HEREBY MAY IN THE FUTURE BE SUBORDINATED TO OTHER INDEBTEDNESS OF THE BORROWER PURSUANT TO A SUBORDINATION AGREEMENT, THE TERMS OF WHICH WILL BE DETERMINED BY AGENT.